SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          SYNAPTIX SYSTEMS CORPORATION
                (Name of Registrant as Specified In Its Charter)
 ...............................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]     No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applied:
         ......................................................................
         2) Aggregate number of securities to which transaction applies:
         ......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ......................................................................
         4) Proposed maximum aggregate value of transaction:
         ......................................................................
         5) Total fee paid:
         ......................................................................

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
         ......................................................................
         2) Form, Schedule or Registration Statement No.:
         ......................................................................
         3) Filing Party:
         ......................................................................
         4) Date Filed:
         ......................................................................

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
 Synaptix Systems Corporation:

         Notice is hereby given that the Annual Meeting (the "Meeting") of Shareholders of Synaptix Systems Corporation doing business as Affiliated Resources Corporation (the "Company") will be held on Wednesday, December 16, 1998, at the executive offices of the Company, 3050 Post Oak Boulevard, Suite 1080, Houston, Texas 77056, at 10:00 a.m. Central Standard Time, for the purposes of:

       (1)  electing a board of directors for the ensuing year;

       (2) approving an amendment to the Articles of Incorporation to change the name of the Company to Affliliated Resources Corporation;

       (3) ratifying the adoption of the Company's 1997 Incentive Stock Option Plan and Non-Statutory Stock Option Plan;

       (4)  approving a change in the Company's fiscal year end to December 31;

       (5) ratifying the appointment of Weinstein Spira & Company, P.C. as the Company's independent auditors; and

       (6) transacting such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         During the Meeting a report will be given on the operations of the Company. Directors and executive officers of the Company will be present to respond to any questions that shareholders may have.

         Please fill out, sign, date and return the enclosed Proxy Card promptly. If you attend the Meeting and wish to vote your shares personally, you may revoke your proxy at that time. The holders of record of Common Stock at the close of business on November 3, 1998 will be entitled to vote at the Meeting and at any adjournments thereof. Proxy soliciting material is first being mailed or given to shareholders on or about November 16, 1998.

         Your interest is very much appreciated.

                               By Order of the Board of Directors,


                               Virginia M. Lazar
November 16, 1998              Executive Vice President and Secretary


        YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND
MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                          SYNAPTIX SYSTEMS CORPORATION
                       3050 Post Oak Boulevard, Suite 1080
                              Houston, Texas 77056
                             Telephone: 713/355-8940
                             Facsimile: 713/355-8949

                         ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on December 16, 1998

                                 PROXY STATEMENT


         This Proxy Statement and accompanying Proxy are being furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, December 16, 1998 at 10:00 a.m. at the executive offices of the Company, 3050 Post Oak Boulevard, Suite 1080, Houston, Texas 77056, and at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice. This Proxy Statement and accompanying Proxy are being mailed on or about November 16, 1998, to shareholders of record on November 3, 1998.

         SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Meeting and desire to vote in person. Attendance at the Meeting will not in and of itself constitute the revocation of a Proxy.

         The purposes of the Meeting are the election of four directors to serve one-year terms until the next annual meeting; approval of an amendment to the Company's Articles of Incorporation to change its corporate name to Affiliated Resources Corporation; ratification of the adoption of the Company's 1997 Incentive Stock Option Plan and Non-Statutory Stock Option Plan; approval of the change in the fiscal year end of the Company to December 31, and ratification of the appointment of Weinstein Spira & Company, P.C. as the independent auditors for the Company.

         The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telecopy and in person. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and the Company's Annual Report for the fiscal year ended June 30, 1998, to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.

                              VOTING OF SECURITIES

         On November 3, 1998, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, 14,589,518 shares of the Company's Common Stock ("Common Stock") were outstanding. The Common Stock is the only class of stock of the Company outstanding and entitled to vote at the Meeting. Shareholders are entitled to one vote per share on all matters to be considered at the Meeting. In accordance with the Company's Articles of Incorporation, one-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Except as otherwise specified by law, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the shareholders. Shareholders are not entitled to cumulative voting in the election of directors. A plurality of the votes of the holders of the outstanding shares of Common Stock of the Company represented at a meeting at which a quorum is present may elect directors.

         All duly executed proxies will be voted in accordance with the instructions thereon. If no specification is made in said proxy, the proxy will be voted "FOR" the nominees and the proposals listed herein. As to any other business which may properly come before the Meeting, the proxy holders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Board of Directors proposes the election of four directors, each to hold office for a term of one year until the 1999 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Board of Directors currently consists of the four nominees for director, each of whom has consented to serve if elected. Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.

         Set forth below is certain information concerning the nominees for election as director of the Company at the Meeting, including all positions and offices with the Company held by each such person, the business experience of each during at least the past five years, and the age of each nominee on November 16, 1998.

         Peter C. Vanucci, 50, was elected to serve as Chairman of the Board and Chief Executive Officer of the Company effective as of February 15, 1998. Since 1990, Mr. Vanucci held the position of President and a Director of Wexford, Inc., a corporation specializing in business and property evaluation, ad valorem tax consulting, real estate development and financial consulting.

         Edward S. Fleming, 43, has held the position of President since May 1998 and was first elected a director in December 1996. Prior to that time, Mr. Fleming held the positions of Acting President beginning in October 1997, in addition to his position as Vice President and Chief Financial Officer to which he was elected in December 1996. From 1993 to the present, Mr. Fleming has held the position of Geologic Science Advisor to the Astronaut Office, Johnson Space Center, and was primarily responsible for the planning, coordination and evaluation of military and civilian manned space observations of the Earth, including the management of all Army personnel assigned to the Space Center. He has an extensive background in systems administration of the SUN and UNIX programs, as well as experience in a wide variety of sophisticated remote sensing software packages. Prior to 1993, Mr. Fleming held a succession of various leadership positions of national and military prominence while serving as an officer in the United States Army for more than 20 years.

         Edward F. Feighan, 50, was elected to serve as a director in August 1998. Mr. Feighan is currently the managing Partner of Alliance, Limited, a Cleveland, Ohio based firm specializing in mergers and acquisitions and merchant banking services. From November 1996 to December 1997, Mr. Feighan served as the founding President, CEO and director of Century Business Services, Inc.
("Century").  Throughout  most of  1998,  Mr.  Feighan  served  as  Senior  Vice
President of Century, and he continues to provide consulting services to Century. From 1993 to 1996, Mr. Feighan was a principal in Alliance Holding Corporation, a privately owned specialty insurance business ("Alliance")which provided niche market insurance underwriting for businesses nationwide. Alliance merged its operating entities into Century in 1996. Mr. Feighan served 20 consecutive years in elected office beginning in 1972. He served as a State Representative for six years, a Cuyahoga County Commissioner for four years, and as a member of the United States House of Representatives for 10 years. Congressman Feighan has been recognized as a leading authority on foreign policy and international trade and finance.

         J. Thomas McManamon, 54, was elected to serve as a director in May 1998. Mr. McManamon has held the position of Director of the Science, Engineering, Mathematics and Aerospace Academy for the Cuyahoga Community College since January 1995. From 1992 to 1995, Mr. McManamon was a Financial Consultant with the firm of Butcher & Singer.

         No director serves as a member of the Board of Directors of any other company with a class of securities registered under the Securities Act of 1934, as amended, or which is registered as an investment company under the Investment Company Act of 1940.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS.

         Vote Required

     Approval of Proposal No. 1 requires a plurality of the votes of the holders of outstanding shares of the Company's Common Stock present at the Meeting, in person or by proxy, voting as a single class.

         Meetings of the Board of Directors

          During the last fiscal year, the Board of Directors of the Company, which consisted of three directors, held seven meetings. Each director attended at least 75% of the meetings of the board of directors.

         Standing Committees.

         In  October  1998,   the  board  voted  to  establish   three  standing
committees, consisting of an Audit Committee, an Executive Committee and a Compensation Committee.

         The Audit Committee, which is composed of Messrs. Feighan and McManamom, meets with key management and the independent public accountants to review the internal controls of the Company and to review its financial reporting. The Audit Committee also recommends to the Board of Directors the appointment of the independent public accountants to serve as auditors in examining the financial statements of the Company. The Audit Committee is charged with the responsibility of reviewing and overseeing all material transactions and material proposed transactions between the Company and one or more of its directors or executive officers, or their affiliates, with a view to assuring that all such transactions will be (a) on terms no less favorable to the Company than would be available with unaffiliated third parties and (b) ratified by a majority of independent directors who have no interest in such transactions.

         The Executive Committee, which is composed of Messrs. Feighan and Vanucci, has the authority to exercise all powers of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the board of directors, except that it has no authority to propose amendments to the Restated Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the shareholders the sale, lease or exchange of all or substantially all of the Company's assets or its dissolution, or amend the Bylaws.

         The Compensation Committee, which is composed of Messrs. Feighan, McManamon and Vanucci (a) makes recommendations to the Board of Directors concerning the election of the Company's officers, (b) reviews the employee compensation and benefit plans and sets the compensation for officers of the Company, (c) awards bonuses to officers of the Company, (d) assumes responsibility for all broad-based compensation and benefit programs of the Company and (e) administers the Employee Stock Option Plan.

         Compensation of Directors

         In October 1997, two persons then serving as Company directors were granted options to purchase the Common Stock of the Company at an option price of $.20 per share. Mr. Fleming was granted an option to purchase up to 350,000 shares of Common Stock, and Mr. Mark F. Walz was granted an option to purchase up to 200,000 shares of Common Stock. The grant of 200,000 shares of Common Stock to Mr. Walz was in consideration for services rendered as a non-employee director for the period December 1996 through October 1997. Mr. Walz resigned in February 1998. In May 1998, Mr. Fleming was granted an additional option to purchase up to 150,000 shares of Common Stock at an option price of $.50 per share.

         Non-employee directors will be reimbursed for reasonable expenses incurred in connection with attendance at any meetings of the board of directors of the Company.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table sets forth certain information regarding the executive officers of the Company. Each officer serves at the pleasure of the board of directors.


                                                                                       Year Named to
Name                         Age      Position Held with Company                       Present Position
----                         ---      --------------------------                       ----------------
Peter C. Vanucci             50       Chairman and Chief Executive Officer             March 1998
Edward S. Fleming            43       President                                        October 1997
Virginia M. Lazar(1)         47       Executive Vice President and Corporate           May 1998
                                      Secretary
Alan W. Harvey(2)            38       Chairman, President and Chief                    December 1996 to
                                      Executive Officer                                October 1997

(1) From January 1996 until her election as an officer of the Company in May 1998, Ms. Lazar was the President of Corporate Administrative Services, Inc., a corporation engaged in providing consulting and administrative services to public companies. For the prior 17 years, Ms. Lazar was employed by Petrominerals Corporation and, since 1987, held the position of Corporate Secretary of that corporation.

(2) Mr. Harvey was elected to serve as Chairman of the Board, President and Chief Executive Officer effective as of December 23, 1996, and resigned as a director and officer of the Company on October 17, 1997.

         Summary Compensation Table

         The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to the Company's executive officers during the three completed fiscal years.


                                                        Annual Compensation
Name and Principal                                                              Other Annual              All other
Position                          Year         Salary           Bonus           Compensation             Compensation
                                                 ($)             ($)                 ($)                     ($)
Peter C. Vanucci,               1998          57,292 (1)          -                   -                         -
Chairman and Chief                                                -                   -                         -
Executive Officer
Edward S. Fleming,              1998               -              -                   -                         -
President  (2)
Virginia M. Lazar,              1998          41,250 (3)          -                   -                         -
Executive Vice President
and Corporate Secretary
Alan W. Harvey,                 1998          14,385 (4)          -                   -                         -
Chairman, President and         1997          10,596
Chief Executive Officer
Samuel M. Skipper, Chief        1996          43,348
Executive Officer and
President (5)

(1) Mr. Vanucci has accrued his salary for the fiscal year ended June 30, 1998 and for the subsequent period through November 1, 1998. Mr. Vanucci was granted an option to purchase up to 1,000,000 shares of the Company's common stock at a price of $.50 per share in May 1998.

(2) Mr. Fleming is not a full-time employee, and therefore no salary is being accrued for him at this time. Mr. Fleming was granted an option to purchase up to 350,000 shares of the Company's common stock at a price of $.20 per share in October 1997, and was granted an additional option to purchase up to 150,000 shares of the Company's common stock at a price of $.50 per share in May 1998.

(3) Ms. Lazar has accrued her salary for the fiscal year ended June 30, 1998, and for the subsequent period through November 1, 1998. Ms. Lazar was granted an option to purchase up to 500,000 shares of the Company's common stock at a price of $.50 per share in May 1998.

(4) Mr. Harvey terminated his employment in October 1997. Mr. Harvey's salary is for the period July 1, 1997 through October 31, 1997.

(5) Mr. Skipper served as Chairman of the Board, President and Chief Executive Officer for the period August 1995 through December 23, 1996.

         Incentive Stock Option Plan and Non-Statutory Stock Option Plan

         The Company has adopted an Incentive Stock Option Plan and a Non-Statutory Stock Option Plan (together, the "Option Plan"), under which the Company may award stock options to employees, including non-employee directors of the Company. The Company intends to make such awards to employees in order to induce qualified persons to accept employment with the Company, and to reward key personnel of the Company in lieu of cash bonuses. A total of seven million shares of the Company's Common Stock have been reserved for issuance pursuant to the Option Plan. During the fiscal year ended June 30,1998, a total of two million two hundred thousand shares were granted to employees and directors. Five million two hundred thousand of the seven million shares available under the Plan have been issued.

         Employee Stock Compensation Plan

         The Company has adopted an Employee Stock Compensation Plan (the "Compensation Plan"), which provides that the Company may issue stock awards to employees, including consultants who have provided bona fide services to the Company not connected to any financing activities. The Company intends to make such awards to employees and consultants for services rendered on behalf of the Company, in lieu of cash payments otherwise owing to these individuals, and to make future awards as the Board of Directors determines in order to induce qualified persons to accept employment with the Company, and to reward key personnel of the Company in lieu of cash bonuses. During the fiscal year ended June 30, 1998, the Company issued 250,000 shares of the Company's Common Stock to employees, including 96,750 shares to Ms. Lazar who is an executive officer, pursuant to this plan for services rendered and in repayment of expenses.

         Other Compensation of Executive Officers

         During fiscal 1998, the Company provided travel and entertainment expenses to its executive officers and key employees. The aggregate amount of such compensation, as to any executive officer or key employee, did not exceed the lesser of $25,000 or 10% of the cash compensation paid to such executive officer or key employee, nor did the aggregate amount of such other compensation exceed 10% of the cash compensation paid to all executive officers or key employees as a group.

         Option Grants in Last Fiscal Year

         The following table sets forth information with respect to the grant of options under the Company's 1997 Non-Statutory Stock Option Plan and Incentive Stock Option Plan during the fiscal year ended June 30, 1998, and subsequent to fiscal year end.

                                            Percent of total
                        Number of           options granted
                        Securities          to employees in                     Market                        Grant
                        underlying          fiscal year        Exercise or      Price on        Expiration    Date
Name                    options granted            (%)         base price       Grant Date      Date          Value(1)
----                    -----------------   ----------------   ---------------  -----------     ------------  --------
                                (#)                                ($/Share)    ($/Share)                     ($)
Peter C. Vanucci               1,000,000                43%    $        .50            1.00       5/1/2002     1,000,000
Edward S. Fleming                350,000                22%    $        .20            3.50       5/1/2002     1,225,000
                                 150,000                       $        .50            1.00       5/1/2002       350,000
Virginia M. Lazar                500,000                22%    $        .50            1.00       5/1/2002       500,000
Edward F. Feighan                100,000                 4%    $        .50            3.00       5/1/2002       300,000
Mark F. Walz                     200,000                 9%    $        .20            3.50       5/1/2002       700,000

(1) The options shown were exercised immediately upon grant and prior to commencement of trading in the Company's stock.


         Aggregated Option Exercises in Last Fiscal Year and FYE Option Values


                                                       Number of securities             Value of unexercised
                       Shares                          underlying unexercised           in-the-money options
                       acquired         Value          options at fiscal year-end       at fiscal year-end
Name                   on Exercise      Realized       Exercisable/unexercisable        Exercisable/unexercisable
                             (#)            ($)                      (#)                                ($)
Mark F. Walz           50,000 (1)       $134,375                   150,000                          $243,750

(1)      The options shown were exercised in July 1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of November 3, 1998 by each person or entity known to the Company to own beneficially 5% or more. Unless otherwise indicated in the footnotes below, each person has sole voting and dispositive power over the shares indicated.


                                                                  Amount and                        Percent of Total
                           Name and Address of                     Nature of         Percent of       Outstanding
Title of Class             Beneficial Owner                   Beneficial Interest       Class       Voting Securities
----------------------     ----------------------------       -------------------   -------------   -----------------
$.003 par value            Peter C. Vanucci(1)                     1,000,000               6.9%            6.9%
common stock               8221 Brecksville Road
                           Bldg. 3, Suite 207
                           Brecksville, Ohio 44141
$.003 par value            Flinders Finance Company                1,303,928               8.9%            8.9%
common stock               P. O. Box 1360
                           League City, Texas 77548
$.003 par value            Virginia M. Lazar(2)                     596,750                4.1%            4.1%
common stock               3050 Post Oak Blvd, Ste 1080
                           Houston, Texas 77056
$.003 par value            Edward S. Fleming(3)                     500,000                3.4%            3.4%
common stock               3050 Post Oak Boulevard
                           Suite 1080
                           Houston, Texas 77056
$.003 par value            Edward F. Feighan(4)                     150,000                1.0%            1.0%
common stock               3050 Post Oak Blvd, Ste 1080
                           Houston, Texas 77056
$.003 par value            Tropicana International, Inc.            750,000                5.1%            5.1%
common stock               957 Nasa Road 1 - Suite 113
                           Houston, Texas 77058
$.003 par value            Youngstown Worldwide Ltd.                750,000                5.1%            5.1%
common stock               403 Nasa Road 1 - Suite 293
                           Webster, Texas 77598
$.003 par value            Mark F. Walz (5)                         200,000                1.0%            1.0%
common stock               13131 Almeda Road
                           Houston, Texas 77045

                                                                  Amount and                        Percent of Total
                           Name and Address of                     Nature of         Percent of       Outstanding
Title of Class             Beneficial Owner                   Beneficial Interest       Class       Voting Securities
----------------------     ----------------------------       -------------------   -------------   -----------------
All executive officers                                             2,146,750             14.7%             14.7%
and directors as a
group(4 persons)


(1) Consists of an option to purchase up to 1,000,000 shares of the Company's Common Stock at a price of $.50 per share.

(2) Includes an option to purchase up to 500,000 shares of the Company's Common Stock at a price of $.50 per share.

(3) Consists of an option to purchase up to 350,000 shares of the Company's Common Stock at $.20 per share and an option to purchase an additional 150,000 shares at $.50 per share.

(4) Includes an option to purchase up to 100,000 shares of the Company's Common Stock at $.50 per share.

(5) Includes an option to purchase up to 150,000 shares of the Company's Common Stock at $.20 per share.

         Certain Relationships and Related Transactions

         Since December 1996, Corporate Administrative Services, Inc. has rendered services to the Company in connection with corporate securities compliance and corporate governance. Ms. Lazar, as the former President of Corporate Administrative Services, Inc., received compensation from the Company in the form of 96,750 shares of Company Common Stock for services rendered. In addition, that corporation forgave fees due and payable in the amount of $80,000 for the fiscal year ended June 30, 1998.

         No executive officer, director, stockholder known to the Company to own, beneficially or of record, more than 5% of the Company's Common Stock, or any member of the immediate family of any of those persons, has engaged since the beginning of the Company's last fiscal year or proposes to engage in the future, in any transaction or series of similar transactions with the Company, directly or indirectly through a separate entity, in which the amount involved exceeded or will exceed $60,000.

         No director of the Company has served or currently serves as a partner or executive officer of any investment banking firm that performed services for the Company during the last fiscal year or that the Company proposes to have perform services during the current year. The Company knows of no other relationship between any director and the Company substantially similar in nature and scope to those described above.

         Section 16(a) Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons holding more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Such directors, officers and stockholders are also required to furnish the Company with copies of all such filed reports.

         Based on a review of the copies of such reports furnished to the Company, the Company believes that all Section 16(a) reporting requirements were timely fulfilled during 1998, except that Mr. Vanucci filed two months late his initial report on Form 3 reporting his election as a director and executive officer in February 1998, Mr. Harvey failed to file his terminating Form 4 or 5 upon his resignation as an executive officer and director in October 1997, and Mr.. McManamon did not timely file his initial report on Form 3 upon his election as a director in May 1998.

                                   PROPOSAL 2
                            CHANGE IN CORPORATE NAME

         The Board of Directors of the Company has adopted resolutions approving and recommending to the shareholders of the Company for their approval an amemdment to the Restated Articles of Incorporation of the Company changing the corporate name to Affiliated Resources Corporation. If the corporate name change is approved by the requisite vote of the Company's shareholders, it will become effective at the time of the filing of the Amendment with the Colorado Corporation Commission. The form of amendment is set forth in Exhibit A hereto.

         Each holder of certificates bearing the name Synaptix Systems Corporation (the "Synaptix certificates") will be entitled, upon surrender of such Synaptix certificates to the Company or any transfer or exchange agent for cancellation, to receive a new certificate bearing the name Affiliated Resources Corporation (the "Affiliated certificates") representing the same number of fully paid and nonassessable shares. Until so presented and surrendered, Synaptix certificates will be deemed for all purposes to evidence the ownership of fully paid and nonassessable shares of Affiliated. After the effective date of the name change, shareholders will be asked to surrender all Synaptix certificates in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Shareholders should not submit their Synaptix certificates until requested to do so.

         Reasons for the Corporate Name Change

         Until March 1997, the Company operated under the name Basic Natural Resources, Inc. and was primarily engaged in the oil and gas industry. At that time the corporate name was changed to Synaptix Systems Corporation to reflect a shift in emphasis to the development and marketing of computer software equipment Although the Company acquired software assets and anticipated that it would be able to provide related systems integration and networking services in connection with the license of those software assets, the Company lacked the resources and funding to deliver the product to market in a timely manner. For that reason, and in connection with a management change in March 1998, the Company sold its software assets and was repositioned to engage in the business services and natural resources industries. Management's current business plan is for a diversified company focusing on the acquisition of those companies whose products or services are technically innovative and market proven, but whose market penetration can be significantly expanded through enhanced marketing or additional capitalization. The Board believes that a change in the corporate name to Affiliated Resources Corporation more accurately reflects the business of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS APPROVAL AND ADOPTION OF THE CORPORATE NAME CHANGE PROPOSAL AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE ADOPTION OF THIS PROPOSAL.

         Vote Required

     Approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Meeting, in person or by proxy, voting as a single class.

                                   PROPOSAL 3
                   APPROVAL OF ADOPTION OF STOCK OPTION PLANS

         On November 5, 1997, the Board of Directors adopted the 1997 Synaptix Systems Corporation Incentive Stock Option Plan and Non-Statutory Stock Option Plan (the "Plans"), to be effective as of May 1, 1997. The Board of Directors has recommended to the shareholders of the Company ratification of the adoption of those Plans. The Plans allow for the issuance of up to seven million shares of the Company's Common Stock to employees and directors of the Company. The persons to receive options, and the number of options to be received, will be at the discretion of the Board of Directors. There are five people currently eligible to receive options under the Plans, consisting of all the executive officers and directors of the Company. As of August 1998, there area an aggregate of one million seven hundred thousand shares available for grant under the Plans. See "Executive Compensation and Other Information Option Grants in Last Fiscal Year". The 1997 Affiliated Resources Corporation Incentive Stock Option Plan and the 1998 Affiliated Resources Corporation Non-Statutory Stock Option Plan are attached hereto as Exhibit "B".

         THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE ADOPTION OF THE 1997 AFFILIATED RESOURCES CORPORATION INCENTIVE STOCK OPTION PLAN AND THE 1997 AFFILIATED RESOURCES NON-STATUTORY STOCK OPTION PLAN AND URGES EACH SHAREHOLDER TO VOTE "FOR" THIS PROPOSAL.

         Vote Required

     Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Meeting, in person or by proxy, voting as a single class.

                                   PROPOSAL 4
                      APPROVAL OF CHANGE IN FISCAL YEAR END

         The Board of Directors has adopted resolutions to change the Company's fiscal year end reporting period from June 30 to December 31, and requests shareholder ratification of its actions. The change was made to simplify the budgeting and accounting processes by conforming the Company's fiscal year to a calendar year. As a result of this change the Company will prepare and file with the SEC and the Internal Revenue Service stub period financials for the six month period ending December 31, 1998. A meeting of the shareholders will be held in the spring of 1999 and thereafter, after the end of the new fiscal year.

         THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE CHANGE IN THE FISCAL YEAR END TO DECEMBER 31.

         Vote Required

     Approval of Proposal No. 4 requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Meeting, in person or by proxy, voting as a single class.

                                   PROPOSAL 5
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors has appointed the firm of Weinstein Spira & Company, P.C., independent public accountants, as the Company's auditors for the fiscal year ending June 30, 1998, and for the subsequent period ending December 31, subject to the approval of the change in fiscal year end to December 31 by the shareholders. Weinstein Spira & Company, P.C. has served as the Company's auditors since August 1998. Smith & Company served as the Company's auditors for the fiscal years ended June 30, 1995, 1996 and 1997. The Company expects to have a representative of Weinstein Spira & Company, P.C. in attendance at the 1998 Annual Meeting of Shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WEINSTEIN SPIRA & COMPANY, P.C.

         Vote Required

         Ratification of the appointment of Weinstein Spira & Company, P.C. as the independent auditors of the Company requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the meeting, in person or by proxy, voting as a single class.

                    SHAREHOLDER PROPOSALS FOR ANNUAL MEETING

         From time to time the shareholders of the Company submit proposals which they believe should be voted upon by the shareholders. The SEC has adopted regulations which govern the inclusion of such proposals in the Company's annual proxy materials. All such proposals must be submitted to the Corporate Secretary not later than February 15, 1999 in order to be considered for inclusion in the proxy materials for the Company's Annual Meeting of Shareholders to be held in May 1999.

                                 OTHER BUSINESS

         The Company does not intend to present any other business for action at the Meeting and does not know of any other business intended to be presented by others. Should any other matters come before the meeting, the proxies will be voted by the persons authorized therein, or their substitutes, in accordance with their best judgment on such matters.

                           ANNUAL REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, as filed with the SEC, is being mailed concurrently with the mailing of this Proxy Statement to shareholders of record on November 3, 1998. The cost of furnishing such Annual Report on Form 10-K and of making this proxy solicitation will be borne by the Company. Copies of exhibits to the Annual Report on Form 10-K are available, but a reasonable handling fee will be charged to the requesting shareholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request is a beneficial owner of the Company's Common Stock and entitled to vote at the Meeting. Shareholders should direct their written request to the Company,
Attention: Secretary, 3050 Post Oak Boulevard, Suite 1080, Houston, Texas 77056.

                                    EXHIBIT A


         Article I of the Restated Articles of Incorporation is to be deleted in
its  entirety  to  change  the  name  of  the  Company  from  SYNAPTIX   SYSTEMS
CORPORATION, and in its place shall be substituted the following:

     FIRST: The name of the corporation is AFFILIATED RESOURCES CORPORATION.

                                    EXHIBIT B








                          SYNAPTIX SYSTEMS CORPORATION
                                       dba
                        AFFILIATED RESOURCES CORPORATION


                        1997 INCENTIVE STOCK OPTION PLAN

                                       AND

                      1997 NON-STATUTORY STOCK OPTION PLAN

                          SYNAPTIX SYSTEMS CORPORATION
                                       dba
                        AFFILIATED RESOURCES CORPORATION


                        1997 INCENTIVE STOCK OPTION PLAN
                                       AND
                      1997 NON-STATUTORY STOCK OPTION PLAN


1.       Plan Names and Purposes

     (a) This Plan document is intended to implement and govern two separate Stock Option Plans of Synaptix Systems Corporation, a Colorado corporation doing business as Affiliated Resources Corporation (the "Company"): the Synaptix Systems Corporation dba Affiliated Resources Corporation 1997 Incentive Stock Option Plan ("Plan A") and the Synaptix Systems Corporation dba Affiliated Resources Corporation 1997 Non-Statutory Stock Option Plan ("Plan B"; Plan A and Plan B are sometimes collectively referred to herein as the "Plans"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Code. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan document relate equally to both Plan A and Plan B, and are reflected in one Plan document solely for purposes of administrative convenience and are not intended to constitute tandem plans.

     (b) The purpose of the Plans is to promote the growth and general prosperity of the Company and its Affiliated Companies, by permitting the Company, through the grant of option(s) ("Option(s)") to purchase shares of its common stock ("Common Stock"), to attract and retain the best available persons for positions of substantial responsibility, and to provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies.

2.       Administration

     (a)  The Plans shall be administered by the Board.

     (b) The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons (the "Optionees") of the Company and its Affiliated Companies shall receive Options. Subject to the express provisions and restrictions of the Plans, the Board shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of an Option, other than those terms and conditions fixed under the Plans, the number of shares which may be issued upon exercise of an Option and the means of payment for such shares. In addition, the Board shall have authority to do everything necessary or appropriate to administer the Plans, including but not limited to (i) setting different terms and conditions for different Options and (ii) interpreting the Plans. All decisions, determinations and interpretations of the Board shall be final and binding upon all Optionees.

     (c) The Board shall have the authority to delegate some or all of the powers granted to it pursuant to this Section 2 to a Committee (the "Committee") appointed by the Board and consisting of not fewer than three (3) members of the Board. The Board may, from time to time, remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. In addition, the Board may at any time, by resolution, abolish the Committee and revest in the Board the administration of the Plans. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, unless otherwise determined by the Board.

     (d) The Committee, if appointed pursuant to Subsection (c), shall report to the Board the names of employees and other eligible persons granted Options(s), the number of shares covered by each Option, and the terms and conditions of each such Option.

     (e)  Definitions.

          (i) Affiliated Companies: For purposes of the Plans, the term "Affiliated Companies" shall mean any component member of a controlled group of corporations, as defined under Section 1563 of the Code, in which the Company is also a component member.

          (ii) Code: The Internal Revenue Code of 1986, as amended.

          (iii)Officer: The President, Chief Executive Officer, Chief Administrative Officer, Chief Operating Officer, Secretary, Chief Financial Officer, any Vice President in charge of a principal business function (such as Sales, Operations, Administration or Finance) and any other person who performs similar policy making functions for the Company.

          (iv) Parent Corporation: A corporation as defined in Section 424(e) of the Code.

          (v) Restricted Shareholder: An individual who, at the time an Option is granted under Plan A, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in accordance with the attribution rules set forth in Section 424(d) of the Code.

          (vi) Subsidiary Corporation: A corporation as defined in Section 424(f) of the Code.

3. Eligibility. The following persons shall be eligible for the grant of options:

     (a) in the case of Plan A, any Officer or key employee of the Company, Parent Corporation or any Subsidiary Corporation of the Company who renders services which tend to contribute materially to the success of the Company, Parent Corporation or Subsidiary Corporation; and

     (b) in the case of Plan B, any Officer or key employee described in Subsection 3(a) above and any non-employee Directors of the Company, Parent Corporation or Subsidiary Corporation who renders services which tend to contribute materially to the success of the Company, Parent Corporation or Subsidiary Corporation.

         The determination as to whether an employee is eligible to receive Options hereunder shall be made by the Board (or the Committee, if so authorized) in its sole discretion, and the decision of the Board (or Committee) shall be binding and final. Such Options may be granted to one or more eligible persons without being granted to other such persons, as the Board or Committee may deem fit.

4. Maximum Number of Shares to be Optioned; Limitation on Shares to Directors.

     (a) The maximum aggregate number of shares which may be optioned under Plan A and Plan B is seven million shares of the authorized Common Stock of the Company.

     (b) All shares to be optioned under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury. Shares of Common Stock that (i) are repurchased by the Company after being issued hereunder pursuant to the exercise of an Option or (ii) remain unissued as the result of the lapse or expiration of an option, shall not be included in the above-described maximum number of shares which may be optioned hereunder.

     (c) Notwithstanding anything to the contrary contained herein, no Option may be granted hereunder if the aggregate of the shares of stock subject to such Option and the number of shares of Common Stock subject to outstanding Options previously granted hereunder or under any other stock option plan of the Company would exceed 10% of the total shares of voting stock of all classes outstanding at such time.

     (d) No more than seven fiscal year end million shares of the maximum aggregate number of shares of Common Stock described in Section 4(a) above may be optioned and sold to non-employee Directors of the Company under Plan A and Plan B considered in the aggregate.


5.       Option Price.

     (a) Plan A. The Option Price for shares of Common Stock to be issued under Plan A shall be greater than or equal to the Fair Market Value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if so authorized by the Board), except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Price shall be greater than or equal to 110% of the Fair Market Value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board (or the Committee, if so authorized by the Board).

     (b) Plan B. The Option Price for shares of Common Stock to be issued under Plan B shall be determined by the Board (or the Committee, if so authorized by the Board) as of the date on which the Option covering such shares is granted.

     (c) The Fair Market Value of shares of Common Stock for all purposes of both Plan A and Plan B shall be, if the Common Stock is listed or admitted to trading on any major stock exchange, the mean between the lowest and highest reported sale price on such day on the principal stock exchange on which the Common Stock is listed or admitted to trading, or if no sale takes place on such principal stock exchange, then the closing asked price of the Common Stock on such exchange on such day. If the Fair Market Value of any shares of Common Stock cannot be determined under the foregoing method, then the Fair Market Value of such shares shall be determined by an outside third party hired by the Board or set by the Board (or the Committee, if so applicable) in its sole discretion, exercised in good faith.

6. Exercise of Option. Subject to the restrictions, conditions and limitations set forth in this Plan document and/or any applicable Stock Option Agreement entered into hereunder, the Options granted under the Plans shall be exercisable in accordance with the following rules:

     (a) Subject to the specific provisions of this Section 6, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted, the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this Section 6, accelerate the time at which such Option or installment thereof may be exercised. For purposes of the Plans, any currently exercisable installment of an Option granted hereunder shall be referred to as an "Accrued Installment".

     (b) Subject to the provisions of Subsections 6(c), (d) or (e), an Option may be exercised at any time prior to the Fifth Anniversary Date, subject to the restrictions contained in this Section 6 and in the applicable Stock Option Agreement. In no event shall any Option be exercised subsequent to the day prior to the Fifth Anniversary Date of such Option, regardless of the circumstances then existing (including but not limited to, the death or termination of employment of the Optionee). As used herein, the term "Fifth Anniversary Date" shall mean the fifth anniversary of date on which the Option was granted hereunder.

     (c) Notwithstanding the foregoing provisions of this Section 6, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of execution of such agreement and ending as of the earlier of (i) the applicable expiration date for such Option, as provided for in the Stock Option Agreement, or (ii) the day prior to the Fifth

          Anniversary Date, or (iii) the date on which the disposition of assets or stock contemplated by the agreement is consummated. Upon the consummation of any such disposition of assets or stock, the Plans and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective, unless provision is made in connection with such transaction for assumption of Options previously granted or the substitution for such Options of new Options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and prices. Any change or adjustment made pursuant to the terms of this Subsection 6(c) with respect to Incentive Stock Options (Plan A) shall be made in such manner so as not to constitute a "modification" as defined in Section 424(h) of the Code, and so as not to cause any Incentive Stock Option issued under Plan A to fail to continue to qualify as an Incentive Stock Option, as defined in
          Section 422(b) of the Code. Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this Subsection 7(c) shall again become unaccrued and unexercisable as of said termination of such agreement, subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which such Option was granted. Any exercise of an installment prior to said termination of said agreement shall remain effective notwithstanding that such installment became exercisable solely by reason of the Company entering into said agreement to dispose of the stock or assets of the Company.

     (d) Subject to the provisions of Subsection 6(e) below, as of the effective date of the termination of continuous employment or Directorship of an Optionee with the Company (or Affiliated Company) for any reason other than death or disability for more than one year (the "Termination Date"), any unexercised Options or Accrued Installments of Options granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of (i) the applicable expiration date with respect to such Accrued Installments as provided for in the Stock Option Agreement, (ii) the applicable Fifth Anniversary Date, or (iii) thirty (30) days following said Termination Date; provided, however, that the Board may extend such thirty (30) day period in the case of an Option under Plan A for the period not to exceed three (3) months following the Termination Date and in the case of Options under Plan B for a period not to exceed one
          (1) year following the Termination Date, but in no event, beyond the Expiration Date provided for in the Stock Option Agreement or applicable Fifth Anniversary Date, whichever is earlier. Any installments under said Option which have not accrued as of said Termination Date shall expire and become unexercisable as of said
          Termination Date. Any portion of an Option that expires hereunder shall remain unexercisable and be of no effect whatsoever after such expiration, notwithstanding that such Optionee may be reemployed by, or again become a Director of, the Company or an Affiliated Company. The Board or Committee shall determine the effect of approved leaves of absence and all other matters relating to "continuous employment."

     (e) Notwithstanding the foregoing provisions of this Section 7, in the event of the death of an Optionee while an employee or Director of the Company (or an Affiliated Company), or in the event of the termination of employment or directorship by reason of the Optionee's permanent and total disability, any unexercised Options or Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of (i) the applicable expiration date with respect to such Accrued Installments as provided for in the Stock Option Agreement, (ii) the applicable Fifth Anniversary Date, (iii) the first anniversary of the date of death of such Optionee (if applicable), or (iv) the first anniversary of the date of the termination of employment or directorship by reason of permanent and total disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option rights shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all of the terms and conditions of the Plans and the applicable Stock Option Agreement governing the exercise of Options granted hereunder. Any installments under such a deceased or disabled Optionee's Option that have not accrued as of the date of his death or termination of employment or directorship due to permanent and total disability, as the case may be, shall expire and become unexercisable as of said date of death or termination of employment or directorship. For purposes of this Subsection 7(e), an Optionee shall be deemed employed by the Company (or Affiliated Company) during any period of leave of absence from active employment, as authorized by the Company (or Affiliated Company). For purposes of the Plans, the term "permanent and total disability" shall be defined under Section 72(m)(7) of the Code.

     (f) An Option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or with shares of Common Stock, pursuant to Section 10) for the shares with respect to which the Option is exercised has been received by the Company. Until the issuance of the stock certificates, no right to vote or receive dividends or any other rights as a stockholder, shall exist with respect to optioned shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in
          Section 20.

     (g) An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares covered by an Accrued Installment of the Option, from time to time, during the applicable Option Period, but shall not be exercisable with respect to fractions of a share. The Board or Committee may prescribe the minimum number of shares in which an Option is exercisable.

     (h) As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plans, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

8. Authorization to Issue Options and Shareholder Approval. Options granted under the Plans shall be conditioned upon the Company obtaining any required permit from the California Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to issue such Options; provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty
     (60) days. The grant of Option(s) under the Plans shall also be upon the condition that no shares shall be issued upon exercise of any Option prior to the approval of the Plans by the vote or written consent of the holders of a majority of the outstanding shares of the Company's Common Stock.

9.       Limit on Incentive Stock Option Grants.

     (a)  The  aggregate  Fair Market Value  (determined  as of the Option Grant
          Date) of the shares of Common Stock, with respect to which Incentive Stock Options are exercisable for the first time by any employee of the Company during any calendar year under all Incentive Stock Option Plans of the Company, and any Parent or Subsidiary Corporation of the Company shall not exceed Five Million $10,000,000 Dollars ($5,000,000) based on the fair market value thereof at the date of the grant.

     (c) The limitation imposed by this Section 9 shall not apply with respect to Non-Statutory Stock Options granted under Plan B.

10. Payment of Exercise Price with Company Stock. The Board or the Committee, if so authorized, may provide that, upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, provided that the Optionee will make representations and warranties satisfactory to the Company regarding his title to the shares used to effect the purchase, including, without limitation, representations and warranties that the Optionee has good and marketable title to such shares, free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority, other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the Fair Market Value of the shares as of the date of exercise of the Option determined pursuant to Section 5(c) above.

11. Stock Option Agreement. The terms and conditions of Options granted under the Plans shall be evidenced by a Stock Option Agreement (hereinafter referred to as the "Agreement") executed by the Company and the person to whom the Option is granted. Each Agreement shall contain the following provisions approved by the Board (or the Committee):

     (a) A provision fixing the number of shares which may be issued upon exercise of the Option;

     (b)  A provision establishing the Option Price per share;

     (c) A provision establishing the times and the installments in which Options may be exercised;

     (d)  A provision incorporating therein this Plan document by reference;

     (e) A provision clarifying which Options are intended to be Incentive Stock Options under Plan A, and which are intended to be Non-Statutory Stock Options under Plan B;

     (f) A provision fixing the maximum duration of the Option as not more than five (5) years from the Option Grant Date;

     (g) Such representations and warranties by the employee as may be required by Section 21 of this Plan document, or as may be required by the Board (or the Committee) in its discretion;

     (h) Any other restrictions (in addition to those established under the Plans) as may be established by the Board (or the Committee) with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with the Plans; and

     (i) Such other terms and conditions not inconsistent with the Plans as may be established by the Board (or the Committee).

12. Taxes, Fees and Expenses. The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will, from time to time, use its best efforts to comply with all of the laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

13. Withholding of Taxes. The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee, any taxes required to be withheld by Federal, State or local law, as a result of the grant or exercise of any such Option. Alternatively, the Optionee may elect to satisfy the Company's withholding obligation by directing the Company to withhold exercisable shares of Common Stock, or by delivering shares of Common Stock owned by the Optionee; provided, however, that any such election shall:

     (a) Be made prior to the date that the amount of tax to be withheld is to be determined (the "Tax Date");

     (b)  Be irrevocable;

     (c)  Be subject to the disapproval of the Committee;

     (d) For Officers and Directors of the Company, be made at least six (6) months after the grant of the Stock Option (except that this limitation shall not apply in the event that death or disability of the Optionee occurs prior to the expiration of the six-month period); and

     (e) For Officers and Directors of the Company, be made either six (6) months prior to the Tax Date, or in a ten (10) day "window period" beginning on the third day following the release of the Company's quarterly statement of sales or earnings.

14. Amendment or Termination of the Plan. The Board may modify, suspend, discontinue, amend, terminate, revise and/or change the Plans at any time; provided, however, that except as provided in Section 20 below, the Board shall not amend the Plans in any of the following respects without shareholder approval:

     (a)  To increase the maximum number of shares subject to the Plans;

     (b) To change the designation of class of employees eligible to receive Incentive Stock Options under the Plans;

     (c) To extend the term of the Plans, or the maximum Option exercise period; or

     (d) To decrease the minimum price at which shares may be optioned under the Plans, except as provided in Section 20 below.

         Furthermore, the Plans may not, without the approval of the shareholders, be amended in any manner that would cause Incentive Stock Options issued under Plan A to fail to qualify as Incentive Stock Options, as defined in Section 422(b) of the Code. Notwithstanding the foregoing, no modification, amendment, revision, termination or change of the Plans shall adversely affect Options granted on or prior to the date thereof, as evidenced by the execution of an Option Agreement by both the Company and the Optionee, without the consent of such Optionee.

15. Options Not Transferable. Options granted under the Plans may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by such Optionee.

16. Restrictions on Transfer of Stock. The transfer of stock received pursuant to the exercise of an Option granted under the Plans (hereinafter "Optioned Stock") is prohibited unless such transfer is exempt from registration under the Securities Act of 1933, as amended, or a Rule or Regulation of the Securities and Exchange Commission thereunder, or unless a Registration Statement covering such transfer is in effect at the time the transfer is to occur. The certificate evidencing said stock shall bear an appropriate legend on the face thereof evidencing such restrictions, as provided in Section 23 below.

17. Reservation of Shares of Common Stock. The Company, during the term of the Plans, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plans.

18. Restrictions on Issuance of Shares. The Company, during the term of the Plans, will use its best efforts to seek to obtain from the appropriate regulatory agencies (other than the Securities and Exchange Commission) any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plans. Nothing herein shall require the Company to register shares of its Common Stock under the Securities Act of 1933. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereover the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder, or the Company's unwillingness to register its shares under the Securities Act of 1933, if deemed necessary by the Company's counsel, shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authorization shall not have been obtained.

19. Notices. Any notice to be given to the Company pursuant to the provisions of the Plans shall be addressed to the Company in care of the Secretary at its principal office, and any notice to be given to an employee to whom an Option is granted hereunder shall be addressed to him at the address given beneath his signature on his Stock Option Agreement, or at such other address as such employee or his transferee (upon the transfer of optioned stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper, addressed as aforesaid, registered or certified and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding optioned stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his correct mailing address.

20. Adjustments Upon Changes in Capitalization. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of stock of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board, an appropriate and proportionate adjustment shall be made in the total number of shares which may be optioned under the Plans, the number of shares which may be optioned to Directors and Officers of the Company under the Plans, and the number or kind of shares, and the per-share Option Price thereof, which may be issued upon exercise of Options granted under the Plans; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities. If any Option granted under the Plans shall terminate for any reason or expire before such Option is exercised in full, the securities which might otherwise have been issued upon exercise of such Option shall again become available for purposes of the Plans.

21. Representations and Warranties. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to make any representation or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if such a representation is required under the Securities Act of 1933, or any other applicable law, regulation or rule of any governmental agency.

22. No Enlargement of Employee Rights. The Plans are purely voluntary on the part of the Company, and the continuance of the Plans shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plans shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge any employee thereof at any time.

23. Legends on Stock Certificates. Unless an appropriate registration statement is filed pursuant to the Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under the Plans, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

         (a) "The shares represented by this Certificate have not been registered under the federal Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the Regulations thereunder."

         (b) Any other legend(s) required by the California Commissioner of Corporations.

24. Invalid Provisions. In the event that any provision of this Plan document is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

25. Applicable Law. The Plans shall be governed by and construed in accordance with the laws of the State of California.

26. Successors and Assigns. The Plans shall be binding on and inure to the benefit of the Company and each employee to whom an Option is granted hereunder, and their respective, heirs, executors, administrators, legatees, personal representatives, assignees, successors and transferees.

26. Term of Plans. The Plans shall be effective as of May 1, 1997, and shall continue in effect until May 1, 2002, unless terminated earlier by action of the Board. No Option hereunder may be granted after five years from the effective date.

         IN WITNESS WHEREOF, pursuant to the due authorization and adoption of the Plans by the Board on November 5, 1997, the Company has caused the Plans to be executed by its duly authorized Officers, effective as of May 1, 1997, with respect to Options granted on or after that date.


                          SYNAPTIX SYSTEMS CORPORATION
                      dba AFFILIATED RESOURCES CORPORATION


                 By:
                          Edward S. Fleming , Acting President
                          & Director

                 By:
                             Mark F. Walz, Director

                          SYNAPTIX SYSTEMS CORPORATION
                       3050 Post Oak Boulevard, Suite 1080
                              Houston, Texas 77056

                                  VOTING BALLOT

         The undersigned hereby appoints Peter C. Vanucci and Virginia M. Lazar as Proxies, each with power to appoint his substitute, to represent and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held at the executive offices of Synaptix Systems Corporation, Houston, Texas, on Wednesday, December 16, 1998, and to any and all adjournments thereof, with all powers the undersigned would possess if personally present and particularly with respect to Proposals 1,2,3, 4 and 5, in their discretion, and upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3, 4 and 5, and in accordance with the best judgment of the proxies on any other matters which may properly come before the meeting.

1.       ELECTION OF DIRECTORS
         NOMINEES: Peter C. Vanucci, Edward F. Feighan, Edward S. Fleming and
                   J. Thomas McManamon
         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)



         [ ] FOR all nominees listed, except   [  ] WITHHOLD AUTHORITY
                 as marked to the contrary       to vote for all nominees listed

2. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO AFFILIATED RESOURCES CORPORATION

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

3. RATIFICATION OF THE ADOPTION OF THE COMPANY'S INCENTIVE STOCK OPTION PLAN AND NON-STATUTORY STOCK OPTION PLAN

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

4.   APPROVAL OF THE CHANGE IN THE FISCAL YEAR END OF THE COMPANY TO DECEMBER 31

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

5. RATIFICATION OF THE APPOINTMENT OF WEINSTEIN SPIRA & COMPANY, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

6. [ ] TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING.


DATED:
                                 (Signature)


                                 (Signature if held jointly)

                         Please sign exactly as name  appears in type.  When the
                    shares are held for joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.